UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2025

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2025, the Board of Directors (the “Board”) of Ingersoll Rand Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, reset the size of the Board to nine directors and appointed Aurobind Satpathy as a director of the Board, effective July 15, 2025, to serve until the Company’s 2026 Annual Meeting of Stockholders and until the election and qualification of his successor or earlier death, resignation, retirement, disqualification or removal.

Additionally, the Board appointed Mr. Satpathy as a member of the Nominating and Corporate Governance Committee and the Sustainability Committee of the Board, effective upon becoming a director.

The Board has determined that Mr. Satpathy qualifies as an independent director for service on the Board and the committees to which he was assigned under, among other items, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, as applicable.

Mr. Satpathy has no arrangements or understandings with any other person pursuant to which he was selected as a director and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his service on the Board, as a non-employee director, Mr. Satpathy will be compensated on a prorated basis in accordance with the Company’s compensation policy for non-employee directors of the Board, as described under “Description of Director Compensation” in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 25, 2025, which description is incorporated by reference herein, and such compensation includes an equity award of restricted stock units (“RSUs”) under the Ingersoll Rand Inc. Amended and Restated 2017 Omnibus Incentive Plan, as amended, to be granted on August 6, 2025

Item 7.01.	Regulation FD Disclosure.

On July 15, 2025, the Company issued a press release announcing the appointment of Mr. Satpathy as a new director. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Ingersoll Rand Inc., dated July 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Date: July 15, 2025		Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary